CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY BRACKETS [****], HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Exhibit 10.21

Deed of Adherence

Date: February 4, 2022

This deed of adherence is executed and delivered by ClearVue Pony AI Plus Holdings, Ltd. (the “Investor”, or “CVP AI Plus”) to Pony AI Inc. (the “Company”) pursuant to Section 2.4.2 of the Series D Preferred Share Purchase Agreement, dated December 23, 2021, by and among the Company, China-UAE Investment Cooperation Fund, L.P. and the other parties named therein (the “Series D SPA”).

The Investor hereby agrees and confirms that, by its execution and delivery of this deed of adherence, the Investor will become a party to the Series D SPA and will abide by all the provisions of, and be entitled to all rights and obligations under, the Series D SPA as an “Investor” of the number and type of the Equity Securities of the Company set forth in Annex A attached hereto under the terms of the Series D SPA. The Company hereby confirms that this deed of adherence is a deed of adherence in form and substance reasonably acceptable to it for purposes of the second to last sentence of Section 2.4.2 of the Series D SPA.

The Investor further hereby confirms that the representations and warranties contained in Section 5 of the Series D SPA are true and correct as to CVP AI Plus as an Investor under the Series D SPA as of the date hereof.

The notice information for the Investor is as follows:

Address:	[************]
Tel.:	[************]
E-Mail:	[************]
Attention:	Rachel Hu

Annex A - Equity Securities to be Purchased

[************]

IN WITNESS WHEREOF this Deed of Adherence is executed and delivered as a deed on the date first above written.

SIGNED, SEALED, AND DELIVERED AS A DEED by		)
)
/s/ WILLIAM APOLLO CHEN		)
Name: WILLIAM APOLLO CHEN		)
Title: MANAGING DIRECTOR		)
for and on behalf of		)
ClearVue Pony AI Plus Holdings, Ltd.		)
)
)
in the presence of:		)

/s/ Liliye
Signature of Witness

Name:	Liliye

Address:

Occupation:

IN WITNESS WHEREOF this Deed of Adherence is executed and delivered as a deed on the date first above written.

SIGNED, SEALED, AND DELIVERED AS A DEED by		)
)
)
/s/ Jun Peng		)
Name: Jun Peng		)
Title: Director		)
for and on behalf of		)
Pony Al Inc.		)
)
in the presence of:		)

/s/ TZAN GAO
Signature of Witness

Name:	TZAN GAO

Address:	[************]

Occupation:	Lawyer